                                                                  Exhibit 17(ix)

                             FOUNTAIN SQUARE FUNDS
                         ANNUAL REPORT TO SHAREHOLDERS
                                 JULY 31, 1997

  INFORMATION RELATING TO INVESTMENT A SHARES OF FOUNTAIN SQUARE MID CAP FUND,
     FOUNTAIN SQUARE BALANCED FUND AND FOUNTAIN SQUARE BOND FUND FOR INCOME

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fountain Square Funds, including fees, expenses and sales charges, please call 1-888-799-5353 for a prospectus, which you should read carefully before you invest or send money. The Fountain Square Funds are distributed by BISYS Fund Services.

Fifth Third Bank serves as Investment Advisor to the Funds and receives a fee for its services.

                 Fountain Square Funds, like all mutual funds:
                            . are NOT FDIC insured
                           . have no bank guarantee
                               . may lose value

Shareholder's Letter
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present the Fountain Square Funds' Annual Report to Shareholders for the year ended July 31, 1997. This letter offers us an opportunity to review some of the principles that have continued to guide our investment strategy in recent months and to comment on the market conditions of the past fiscal year. It also gives us a chance to explain our outlook for the months ahead, as well as our strategy going forward based on that outlook.

A strong period for stocks and bonds

It's been an extraordinary year in the financial markets, far exceeding even the most optimistic expectations of a year ago. During the past 12 months, the Standard & Poor's 500 Index gained 52%. In fact, it's hard to imagine a better stock-and-bond market than the one we experienced over the past year.

The gains were the result of good news on a number of fronts. First, continued economic growth, low inflation and low interest rates were all key factors. The market also was driven by good corporate earnings. Liquidity in the stock market also played a role, with high levels of cash flowing into mutual funds during the year. Finally, investor sentiment was strong throughout the period.

Interest rates fell during the 12-month period as well. The yield on the 30-year Treasury declined from 7% to 6.3% by July 31, 1997. At times during the past year, investors became concerned about renewed inflationary pressures. For example, many investors were worried about the potential for upward pressure on wages. Fortunately, higher inflation never materialized. In addition, the Federal Reserve Board was diligent in their watch against inflation, raising short-term interest rates in March to help slow economic growth.

Focus on long-term goals

We are focusing on the long-term implications of the market's spectacular performance. We emphasize that shareholders should not become overly caught up in day-to-day news--whether it's good or bad. Instead, our investment philosophy calls for investing in quality growth companies at attractive valuations. That approach has worked especially well for us in the past 12 months. During that period, technology and financial services stocks performed particularly well for funds.

We maintained our long-term approach to investing in the bond market as well, avoiding significant bets on the short-term direction of interest rates. Instead, we added value by shifting assets among sectors of the fixed-income market to take advantage of opportunities to boost incremental returns.

Looking forward

Clearly, stocks are more expensive than they were even a year ago. However, we believe that stocks still are not as expensive as they were in October of 1987, when we experienced a significant temporary market correction. It is our belief that corporate earnings supported the valuations of stocks over the past year. But corporate earnings must continue to advance if the stock market is to deliver further gains.

That said, we discourage investors from trying to "time the market." Many market timers thought that stocks were overvalued when the Dow Jones Industrial Average stood at 4000. If they sold their stock investments then, they would have missed out on the next 4000-point gain. Investors should instead maintain a long-term perspective on both the stock and bond markets, holding investment portfolios that suit their goals and risk tolerance without regard to temporary market fluctuations.

Fountain Square Balanced Fund

The Fund posted a 38.45% total return on Investment A Shares (before the deduction of the sales charge) during the 12 months ended July 31, 1997. That compares to a return of 52.11% for the Standard & Poor's 500 Index, 56.50% for the Standard & Poor's BARRA Growth Index, 10.76% for the Lehman Brothers Aggregate Bond Index and 29.46% for the Lipper Balanced Funds Average. We are including the Standard & Poor's 500 Index for the first time as a comparable benchmark, because it is widely used as an industry standard and is regarded as being representative of the U.S. stock market as a whole.

--------------------------------------------------------------------------------

When stocks and bonds appear to offer similar trade-offs between risk and potential reward, the Fund invests 65% of its assets in stocks, with the rest in bonds. During the recent period, we maintained that neutral weighting. The Fund's equity holdings emphasized large, high-quality growth companies and fast-growing mid-cap companies in a variety of industries. We favored the technology, health-care and financial sectors because these areas offered the best combination of attractive valuations and strong growth prospects.

During the period, we increased the Fund's exposure to shares of medium-sized, high-quality companies that have good growth potential. Valuations of mid-cap stocks appear to be more attractive than those of large-company stocks at this time. The Fund started the period with 25% of its equity holdings in mid-caps and 75% in large-company shares. As of July 31, 1997, that allocation had changed to 65% in large-cap shares and 35% in mid-cap shares./3/

The Fund's fixed-income holdings included a mix of corporate bonds (7.0% of net assets), asset-backed securities (1.9%), mortgage-backed securities (3.9%) and U.S. Government securities (19.1%), with the remainder in cash equivalents (3.2%)./3/

Going forward, we anticipate that the Fund will maintain a neutral mix of 65% equities and 35% bonds. A favorable inflation and interest-rate environment would likely be positive for stocks. Other positive factors for the markets include favorable cash flows into equities, strong corporate earnings, merger and acquisition activity, share repurchasing and favorable investor sentiment. Thus, we will continue to emphasize equities, while keeping a careful eye on valuations of individual companies.

As of July 31, 1997, the Fund's top five holdings were Intel (4.1% of net assets), Adaptec (3.2%), First Data Corp. (2.5%), Oracle (2.4%) and Federal Home Loan Mortgage Corp. (2.2%)./3/

          Growth of $10,000 Invested in Fountain Square Balanced Fund

                           [LINE GRAPH APPEARS HERE]




             Investment A      Investment C                     S&P BARRA          Lehman Bros.        Lipper Balanced
               Shares *          Shares *       S&P 500        Growth Index       Aggregate Bond        Funds Average
-----------------------------------------------------------------------------------------------------------------------
01/01/83         $9,550         $10,000         $10,000          $10,000             $10,000               $10,000
07/31/83        $11,000         $11,498         $11,863          $11,594             $10,243               $10,872
07/31/84        $11,550         $12,021         $11,510          $10,756             $11,133               $10,748
07/31/85        $15,750         $16,337         $15,241          $13,839             $13,796               $13,957
07/31/86        $20,700         $21,333         $19,571          $18,048             $16,761               $17,593
07/31/87        $25,300         $25,993         $27,261          $24,941             $17,518               $21,152
07/31/88        $24,350         $24,917         $24,057          $20,927             $18,844               $20,084
07/31/89        $30,600         $31,163         $31,729          $27,893             $21,709               $24,494
07/31/90        $34,450         $34,914         $33,781          $31,198             $23,244               $25,349
07/31/91        $40,700         $41,090         $38,082          $36,028             $25,732               $28,506
07/31/92        $48,050         $48,314         $42,945          $40,453             $29,534               $32,370
07/31/93        $49,747         $49,961         $46,685          $41,051             $32,537               $35,950
07/31/94        $50,754         $50,972         $49,090          $43,138             $32,567               $37,057
07/31/95        $60,587         $60,847         $61,888          $56,393             $35,860               $42,768
07/31/96        $64,539         $64,693         $72,133          $66,347             $37,846               $47,404
07/31/97        $89,356         $88,969        $109,721         $103,837             $41,920               $62,066

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **

                                                   Investment A  Investment C
                                                   ------------  ------------
1 Year.................................................32.26%........37.52%
5 Year.................................................12.18%........12.99%
10 Year................................................12.92%........13.09%
Start of Performance (1/1/83)..........................16.19%........16.16%

/3/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

--------------------------------------------------------------------------------

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's 500 Index and the Standard and Poor's BARRA Growth Index, unmanaged indices generally representative of the stock market; the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole; and the Lipper Balanced Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Standard & Poor's 500 Index, the Standard and Poor's BARRA Growth Index and the Lehman Brothers Aggregate Bond Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Balanced Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Balanced Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Balanced Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Mid Cap Fund

The Fund posted a total return of 47.17% on Investment A Shares (before the deduction of the sales charge) during the 12-month period that ended July 31, 1997. That compares to a 45.38% return for the Standard & Poor's MidCap 400 Index and a 35.01% return for the Lipper MidCap Funds Average. Stock market conditions favored large-company stocks over mid-cap shares for the period. As a result, we focused on shares of larger mid-cap companies.

Our strategy has remained consistent. We look for mid-cap companies with profitable market niches and above-average growth prospects and purchase their shares when they are neglected by other investors. The Fund's holdings are overweighted in the technology, health-care, financial and capital goods sectors. For example, the Fund's investments during the recent period included shares of Flextronics International, Ballard Medical Products, Cincinnati Financial Corp. and Federal Signal.

The outlook is favorable for mid-cap stocks, which have underperformed relative to large company stocks and are thus trading at relatively attractive valuations. We will continue to take advantage of valuation discrepancies, buying more shares of companies at the smaller end of the mid-cap spectrum.

As of July 31, 1997, the Fund's top five holdings were Adaptec (6.3% of net assets), American Bankers Insurance (4.8%), Comair (4.8%), Zebra Technologies (4.5%) and Cardinal Health, Inc. (4.4%)./4/

           Growth of $10,000 Invested in Fountain Square Mid Cap Fund


                           [LINE GRAPH APPEARS HERE]

                                      Standard
                                      & Poor's
          Investment   Investment      Midcap          Lipper MidCap
           A Shares*    C Shares*     400 Index        Funds Average
- -----------------------------------------------------------------------
01/01/85     $9,562     $10,000        $10,000             $10,000
07/31/85    $11,313     $11,805        $12,190             $11,669
07/31/86    $14,108     $14,668        $15,854             $14,494
07/31/87    $17,172     $17,659        $19,421             $18,479
07/31/88    $16,599     $16,867        $17,912             $16,306
07/31/89    $20,842     $21,091        $23,819             $20,430
07/31/90    $22,694     $22,843        $25,360             $22,195
07/31/91    $28,216     $28,304        $31,047             $26,626
07/31/92    $31,583     $31,550        $36,443             $29,666
07/31/93    $32,751     $32,670        $42,515             $34,997
07/31/94    $34,410     $34,325        $44,014             $34,731
07/31/95    $43,166     $43,060        $54,794             $47,117
07/31/96    $43,714     $43,537        $59,044             $49,700
07/31/97    $64,328     $63,584        $85,837             $67,074


                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JULY 31, 1997* **

                                                Investment A    Investment C
                                                ------------    ------------
1 Year..............................................40.58%..........46.05%
5 Year..............................................14.24%..........15.05%
10 Year.............................................13.60%..........13.67%
Start of Performance (1/1/85).......................15.93%..........15.83%

/4/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's MidCap 400 Index, an unmanaged index generally representative of the mid-cap sector of the U.S. stock market, and the Lipper MidCap Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Standard & Poor's MidCap 400 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper MidCap Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Mid Cap Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/85 and prior to the Mid Cap Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Bond Fund For Income

The Fund delivered a total return of 8.03%** on Investment A Shares (before the deduction of the sales charge) during the 12-month period ended July 31, 1997. That return reflected an income distribution of $0.37 per share and an increase in the Fund's net asset value from $12.00 to $12.19. The Fund's benchmark, the Lehman Brothers Intermediate Government Corporate Index, returned 9.07%, while the Lipper Short-Intermediate Investment Grade Bond Funds Average, posted a total return of 8.01% during the period.

Interest rates rose in the first quarter of 1997, due to strong economic growth and the threat of rising inflation. Rates declined later in the period as economic growth slowed and inflation remained in check. Some investors are coming to believe that increases in workers' productivity will allow the economy to continue to grow at a moderate pace without triggering inflation.

The Fund seeks to provide shareholders with stable current income and therefore takes a somewhat cautious approach. The average maturity of the Fund stood at
4.5 years at its inception and fell to around 4 years by July 31, 1997. The Fund maintained a roughly neutral average maturity to its benchmark, as there was not enough clear evidence about the direction of interest rates, economic growth and inflation to take a more aggressive stance.

The Fund benefited from its investments in securities that mature in around 10 years or less, which performed better than comparable 30-year issues. We found opportunities in new securities issued by corporations. These new issues offered better yields than comparable issues available in the secondary market, which offered relatively low yield advantages over government issues. Corporate securities made up 51.5% of the Fund's net assets on July 31, 1997./6/

The Fund's holdings in callable government agency securities also helped boost its performance. These securities featured attractive yields relative to many corporate issues, coupled with strong credit quality. The overall credit quality of the Fund's holdings was high, at AA2./6/

Looking ahead, we expect the economy to grow at a moderate pace and inflation to remain under control. We will continue to hold roughly half of the Fund's portfolio in corporate issues, with the remaining half consisting of high-quality, AAA-rated U.S. Government securities, as well as cash equivalents. We also will look for opportunities in the mortgage market as selected issues become attractive. We will not make large bets based on the direction of interest rates, as such an approach would conflict with the Fund's emphasis on providing shareholders with stable current income.

       Growth of $10,000 Invested in Fountain Square Bond Fund For Income

                           [LINE GRAPH APPEARS HERE]

                                                           Lipper Short Term
                                                            Investment Grade
                                        Lehman Brothers    Debt Funds Average/
                                         Intermediate         Lipper Short-
                                          Government          Intermediate
              Investment  Investmente     Corporate          Investment Grade
               A Shares*   C Shares*        Index           Bond Fund Average
            --------------------------------------------------------------------
01/01/83         $9,556     $10,000         $10,000             $10,000
07/31/83         $9,922     $10,344         $10,329             $10,372
07/31/84        $10,653     $11,021         $11,256             $10,951
07/31/85        $12,924     $13,271         $13,579             $12,786
07/31/86        $15,379     $15,663         $15,943             $15,136
07/31/87        $15,875     $16,053         $16,701             $15,827
07/31/88        $16,945     $17,012         $17,900             $16,652
07/31/89        $19,112     $19,034         $20,178             $18,444
07/31/90        $20,183     $19,963         $21,614             $19,597
07/31/91        $22,167     $21,747         $23,824             $21,358
07/31/92        $25,300     $24,636         $27,193             $24,169
07/31/93        $27,546     $26,642         $29,533             $26,059
07/31/94        $26,554     $25,481         $29,810             $25,874
07/31/95        $29,034     $27,661         $32,439             $27,673
07/31/96        $30,340     $28,687         $34,161             $29,061
07/31/97        $32,784     $30,740         $37,260             $30,929

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JULY 31, 1997* **

                                               Investment A       Investment C
                                               ------------       ------------
1 Year............................................3.17%..............7.16%
5 Year............................................4.35%..............4.53%
10 Year...........................................7.02%..............6.71%
Start of Performance (1/1/83).....................8.48%..............8.00%

/6/ The composition of the Fund's portfolio is subject to change.

Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Corporate Index, an unmanaged index generally representative of the performance of the bond market as a whole. The Fund's performance is also measured against the Lipper Short Term Investment Grade Debt Funds Average from 1/1/83 to 7/31/83, prior to the creation of the Lipper Short-Intermediate Investment Grade Bond Funds Average, against which the performance is measured. The Lipper averages are representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the same bond market category. The Lehman Brothers Intermediate Government Corporate Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, Lipper Short Term Investment Grade Debt Funds Average, the Lipper Short-Intermediate Investment Grade Bond Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Bond Fund For Income includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Bond Fund For Income's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Balanced Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------

   Shares or
   Principal                          Security                          Market
    Amount                           Description                         Value
   ---------     --------------------------------------------------   ----------
   Common Stocks--(65.1%)
   ----------------------------------------------------------------
                 Banking--(5.6%)
                 --------------------------------------------------
     55,000      Bank of New York Co., Inc.                           $2,670,937
                 --------------------------------------------------
     25,000      First Tennessee National Corp.                        1,300,000
                 --------------------------------------------------
     16,000      Mellon Bank Corp.                                       807,000
                 --------------------------------------------------
     35,000      Norwest Corp.                                         2,207,188
                 --------------------------------------------------   ----------
                   Total                                               6,985,125
                 --------------------------------------------------   ----------
                 Beverages--(0.6%)
                 --------------------------------------------------
     20,000      PepsiCo, Inc.                                           766,250
                 --------------------------------------------------   ----------
                 Business Services--(0.4%)
                 --------------------------------------------------
      8,000      Cintas Corp.                                            524,000
                 --------------------------------------------------   ----------
                 Chemicals--(2.2%)
                 --------------------------------------------------
     50,000      Praxair, Inc.                                         2,756,250
                 --------------------------------------------------   ----------
                 Computer Software & Services--(7.2%)
                 --------------------------------------------------
     15,000      Electronics for Imaging, Inc.                           825,000
                 --------------------------------------------------
     70,000      First Data Corp.                                      3,053,749
                 --------------------------------------------------
     10,000      Fiserv, Inc.*                                           480,000
                 --------------------------------------------------
      4,800      Microsoft Corp.*                                        679,200
                 --------------------------------------------------
     55,000      Oracle Corp.*                                         2,994,063
                 --------------------------------------------------
     45,000      Reynolds & Reynolds Co., Class A                        871,875
                 --------------------------------------------------   ----------
                   Total                                               8,903,887
                 --------------------------------------------------   ----------
                 Computer Systems & Equipment--(4.0%)
                 --------------------------------------------------
     35,000      Cisco Systems*                                        2,784,688
                 --------------------------------------------------
     15,000      Diebold, Inc.                                           753,750
                 --------------------------------------------------
     20,000      Hewlett-Packard Co.                                   1,401,250
                 --------------------------------------------------   ----------
                   Total                                               4,939,688
                 --------------------------------------------------   ----------
                 Consumer Products--(3.1%)
                 --------------------------------------------------
     38,000      Crown Cork & Seal Co., Inc.                           1,921,375
                 --------------------------------------------------
     40,000      Newell Co.                                            1,677,500
                 --------------------------------------------------
      2,000      Procter & Gamble Co.                                    304,250
                 --------------------------------------------------   ----------
                   Total                                               3,903,125
                 --------------------------------------------------   ----------
                 Electrical Equipment--(2.6%)
                 --------------------------------------------------
     15,000      Belden, Inc.                                            581,250
                 --------------------------------------------------
     25,000      Emerson Electric Co.                                  1,475,000
                 --------------------------------------------------
     16,000      General Electric Co.                                  1,123,000
                 --------------------------------------------------   ----------
                   Total                                               3,179,250
                 --------------------------------------------------   ----------

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------


 Shares or
 Principal                       Security                              Market
  Amount                        Description                            Value
----------   ---------------------------------------------------    -----------
Common Stocks--Continued
- ----------------------------------------------------------------
             Electronics--(9.7%)
             ---------------------------------------------------
    95,000   Adaptec, Inc.*                                          $4,001,874
             ---------------------------------------------------
    20,000   Computer Products, Inc.*                                   537,500
             ---------------------------------------------------
    29,000   Flextronics, International*                                909,875
             ---------------------------------------------------
    55,000   Intel Corp.                                              5,049,687
             ---------------------------------------------------
    20,000   Molex, Inc.                                                778,750
             ---------------------------------------------------
    27,562   Vishay Intertechnology, Inc.*                              737,297
             ---------------------------------------------------     ----------
               Total                                                 12,014,983
             ---------------------------------------------------     ----------
             Entertainment & Leisure--(0.4%)
             ---------------------------------------------------
     6,000   The Walt Disney Co.                                        484,875
             ---------------------------------------------------     ----------
             Financial--(2.9%)
             ---------------------------------------------------
    77,000   Federal Home Loan Mortgage Corporation                   2,776,813
             ---------------------------------------------------
    16,000   Federal National Mortgage Stock                            757,000
             ---------------------------------------------------     ----------
               Total                                                  3,533,813
             ---------------------------------------------------     ----------
             General Building Contractors--(0.3%)
             ---------------------------------------------------
    25,000   Clayton Homes Inc.                                         396,875
             ---------------------------------------------------     ----------
             Healthcare--(0.8%)
             ---------------------------------------------------
     7,000   Medtronic, Inc.                                            610,750
             ---------------------------------------------------
    10,000   STERIS Corp.*                                              385,000
             ---------------------------------------------------     ----------
              Total                                                     995,750
             ---------------------------------------------------     ----------
             Insurance--(4.2%)
             ---------------------------------------------------
    10,000   Allstate Corp.                                             790,000
             ---------------------------------------------------
    25,000   American Bankers Insurance Group, Inc.                   1,692,188
             ---------------------------------------------------
    10,000   Cincinnati Financial Corp.                                 826,250
             ---------------------------------------------------
    36,000   MGIC Investment Corp.                                    1,892,250
             ---------------------------------------------------     ----------
              Total                                                   5,200,688
             ---------------------------------------------------     ----------
             Manufacturing--(3.3%)
             ---------------------------------------------------
    55,000   Federal Signal Corp.                                     1,433,438
             ---------------------------------------------------
    18,000   Illinois Tool Works                                        933,750
             ---------------------------------------------------
    55,000   Zebra Technologies Corp., Class A*                       1,715,312
             ---------------------------------------------------     ----------
               Total                                                  4,082,500
             ---------------------------------------------------     ----------
             Media/Publishing--(1.9%)
             ---------------------------------------------------
    52,000   Interpublic Group of Cos., Inc.                          2,327,000
             ---------------------------------------------------     ----------
             Medical Distribution--(0.8%)
             ---------------------------------------------------
    15,000   Cardinal Health, Inc.                                      933,750
             ---------------------------------------------------     ----------

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

Shares or
Principal                          Security                            Market
 Amount                           Description                          Value
---------    ----------------------------------------------------    ----------
Common Stocks--Continued
-----------------------------------------------------------------
             Oil & Gas--(2.4%)
             ----------------------------------------------------
    8,000    Chevron Corp.                                           $  633,000
             ----------------------------------------------------
   30,000    Mobil Corp.                                              2,295,000
             ----------------------------------------------------    ----------
              Total                                                   2,928,000
             ----------------------------------------------------    ----------
             Pharmaceuticals--(7.1%)
             ----------------------------------------------------
   30,000    American Home Products                                   2,473,125
             ----------------------------------------------------
   47,000    Johnson & Johnson                                        2,928,687
             ----------------------------------------------------
   20,000    Pfizer, Inc.                                             1,192,500
             ----------------------------------------------------
   40,000    Schering - Plough Corp.                                  2,182,500
             ----------------------------------------------------    ----------
              Total                                                   8,776,812
             ----------------------------------------------------    ----------
             Retail--(3.3%)
             ----------------------------------------------------
   30,000    Consolidated Stores Corp.*                               1,207,500
             ----------------------------------------------------
   15,000    Dollar General                                             660,000
             ----------------------------------------------------
   45,000    Home Depot, Inc.                                         2,244,375
             ----------------------------------------------------    ----------
              Total                                                   4,111,875
             ----------------------------------------------------    ----------
             Telecommunications--(0.7%)
             ----------------------------------------------------
   25,000    Century Telephone Enterprises                              918,750
             ----------------------------------------------------    ----------
             Transportation--(1.6%)
             ----------------------------------------------------
   75,000    Comair Holdings, Inc.                                    2,020,313
             ----------------------------------------------------    ----------
              Total Common Stocks                                    80,683,559
             ----------------------------------------------------    ----------
Asset Backed Securities--(1.9%)
-----------------------------------------------------------------
             Financial--(1.9%)
             ----------------------------------------------------
1,500,000    Cityscape, Series 1996-3, 7.15%, 8/25/11                 1,535,565
             ----------------------------------------------------
  750,000    GE Capital Management, 6.94%, 3/25/27                      761,280
             ----------------------------------------------------    ----------
              Total Asset Backed Securities                           2,296,845
             ----------------------------------------------------    ----------
Corporate Bonds--(7.0%)
-----------------------------------------------------------------
             Financial--(4.5%)
             ----------------------------------------------------
   46,000    Bankers Trust New York Corp., 9.20%, 7/15/99                48,555
             ----------------------------------------------------
1,500,000    Chrysler Medium Term Note, 6.28%, 6/21/99                1,508,236
             ----------------------------------------------------
1,500,000    CIT Group Holdings, 6.25%, 3/28/01                       1,507,030
             ----------------------------------------------------
  500,000    Ford Motor Credit, Floating Rate
             ----------------------------------------------------
              Note, 11/9/98 (6.33%, 8/8/97)(a)                          499,898
             ----------------------------------------------------
1,000,000    General Motors Acceptance Corp., 6.63%, 10/1/02          1,011,595
             ----------------------------------------------------
1,000,000    Sears Roebuck, 6.54%, 2/20/03                            1,005,827
             ----------------------------------------------------    ----------
              Total                                                   5,581,141
             ----------------------------------------------------    ----------
             Manufacturing--(1.2%)
             ----------------------------------------------------
  500,000    IBP, Inc., 6.13%, 2/1/06                                   486,731
             ----------------------------------------------------
1,000,000    Texas Instruments, 6.88%, 7/15/00                        1,021,883
             ----------------------------------------------------    ----------
              Total                                                   1,508,614
             ----------------------------------------------------    ----------

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

Shares or
Principal                            Security                         Market
 Amount                             Description                       Value
- ---------   -----------------------------------------------------  ------------
Corporate Bonds--Continued
- -----------------------------------------------------------------
            Transportation--(0.5%)
            -----------------------------------------------------
  600,000   American President Cos. Ltd., 7.13%, 11/15/03           $  600,592
            -----------------------------------------------------
            Utility--(0.8%)
            -----------------------------------------------------
1,000,000   Georgia Power, 6.88%, 9/01/02                            1,005,426
            -----------------------------------------------------    ---------
              Total Corporate Bonds                                  8,695,773
            -----------------------------------------------------    ---------
Mortgage Backed Securities--(3.9%)
- -----------------------------------------------------------------
            U.S. Government Agencies--(3.9%)
            -----------------------------------------------------
    5,959   Federal Home Loan Mortgage Corp., 9.50%, 10/1/02,
            Pool #38-0009                                                6,179
            -----------------------------------------------------
   12,639   Federal Home Loan Mortgage Corp., 8.00%, 8/1/08,
            Pool #27-2525                                               13,080
            -----------------------------------------------------
  698,651   Federal National Mortgage Association, 6.00%, 4/1/11,
            Dwarf Pool 344185                                          684,168
            -----------------------------------------------------
3,996,093   Government National Mortgage Association, 8.00%,
            6/20/27, G2 Pool 2445                                    4,111,060
            -----------------------------------------------------   ----------
              Total Mortgage Backed Securities                       4,814,487
            -----------------------------------------------------   ----------
U.S. Government Securities--(19.1%)
- -----------------------------------------------------------------
            U.S. Government Agencies--(10.4%)
            -----------------------------------------------------
3,000,000   Federal Home Loan Bank Coupon Bond, 6.19%, 1/29/01       2,987,813
            -----------------------------------------------------
2,000,000   Federal Home Loan Bank Coupon Bond, 6.03%, 9/4/01        1,983,125
            -----------------------------------------------------
5,000,000   Federal National Mortgage Association, 7.49%, 5/22/00    5,147,025
            -----------------------------------------------------
2,750,000   Federal National Mortgage Association, 6.64%, 7/2/07     2,826,862
            -----------------------------------------------------   ----------
              Total                                                 12,944,825
            -----------------------------------------------------   ----------
            U.S. Treasury Bonds--(4.2%)
            -----------------------------------------------------
2,750,000   6.00%, 2/15/26                                           2,625,392
            -----------------------------------------------------
2,500,000   6.50%, 11/15/26                                          2,555,470
            -----------------------------------------------------   ----------
              Total                                                  5,180,862
            -----------------------------------------------------   ----------
            U.S. Treasury Notes--(4.5%)
            -----------------------------------------------------
5,500,000   6.25%, 2/15/07                                           5,580,781
            -----------------------------------------------------   ----------
              Total U.S. Government Securities                      23,706,468
            -----------------------------------------------------   ----------
Repurchase Agreement--(3.2%)
- -----------------------------------------------------------------
3,922,000   UBS Securities, 5.76%, dated 7/31/97, due 8/1/97
            (at amortized cost), collateralized by U.S.
            Treasury Bills due 10/23/97 with a value of
            $4,001,522.                                              3,922,000
            -----------------------------------------------------   ----------
              Total Repurchase Agreement                             3,922,000
            -----------------------------------------------------   ----------
              Total Investments (Cost $94,965,047)**--100.2%       124,119,132
            -----------------------------------------------------  -----------
              Liabilities in excess of other assets--(0.2)%           (198,381)
            -----------------------------------------------------   ----------
              TOTAL NET ASSETS--100.0%                            $123,920,751
            =====================================================  ===========

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

Percentages indicated are based on net assets of $123,920,751.

*Non-income producing security

**The cost of investments for federal tax purposes amounts to $94,965,047. The net unrealized appreciation of investments on federal tax basis amounts to $29,154,085, which is composed of $29,556,660 appreciation and $402,575 depreciation at July 31, 1997.

(a) Current rate and next reset date shown.

See notes to financial statements.

Fountain Square Mid Cap Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------


Shares or
Principal                      Security                               Market
 Amount                       Description                             Value
--------- -------------------------------------------------------  -----------
Common Stocks--(96.5%)
-----------------------------------------------------------------
          Banking--(6.9%)
          -------------------------------------------------------
145,000   First Tennessee National Corp.                           $ 7,540,000
          -------------------------------------------------------
100,000   Firstar Corp.                                              3,481,250
          -------------------------------------------------------
 52,000   Regions Financial Corp.                                    1,810,250
          -------------------------------------------------------  -----------
           Total                                                    12,831,500
          -------------------------------------------------------  -----------

          Business Services--(6.4%)
          -------------------------------------------------------
 70,000   Cintas Corp.                                               4,585,000
          -------------------------------------------------------
105,000   Omnicom Group                                              7,330,313
          -------------------------------------------------------  -----------
           Total                                                    11,915,313
          -------------------------------------------------------  -----------

          Chemicals--(0.6%)
          -------------------------------------------------------
 55,000   RPM, Inc.                                                  1,120,625
          -------------------------------------------------------  -----------

          Computer Software & Services--(8.6%)
          -------------------------------------------------------
102,000   Electronics for Imaging, Inc.                              5,610,000
          -------------------------------------------------------
115,000   Fiserv, Inc.*                                              5,520,000
          -------------------------------------------------------
250,000   Reynolds & Reynolds Co., Class A                           4,843,750
          -------------------------------------------------------  -----------
           Total                                                    15,973,750
          -------------------------------------------------------  -----------

          Computer Systems & Equipment--(4.4%)
          -------------------------------------------------------
163,000   Diebold, Inc.                                              8,190,750
          -------------------------------------------------------  -----------

          Consumer Products--(1.6%)
          -------------------------------------------------------
 72,000   Newell Co.                                                 3,019,500
          -------------------------------------------------------  -----------

          Electrical Equipment--(3.1%)
          -------------------------------------------------------
148,000   Belden, Inc.                                               5,735,000
          -------------------------------------------------------  -----------
          Electronics--(18.2%)
          -------------------------------------------------------
280,000   Adaptec, Inc.*                                            11,794,999
          -------------------------------------------------------
220,000   Computer Products, Inc.*                                   5,912,500
          -------------------------------------------------------
204,000   Flextronics, International*                                6,400,499
          -------------------------------------------------------
 87,000   Molex, Inc.                                                3,387,563
          -------------------------------------------------------
235,725   Vishay Intertechnology, Inc.*                              6,305,644
          -------------------------------------------------------  -----------
           Total                                                    33,801,205
          -------------------------------------------------------  -----------

          General Building Contractors--(0.7%)
          -------------------------------------------------------
 80,000   Clayton Homes Inc.                                         1,270,000
          -------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Mid Cap Fund
--------------------------------------------------------------------------------


Shares or
Principal                      Security                               Market
 Amount                       Description                             Value
--------- -------------------------------------------------------  -----------
Common Stocks--Continued
-----------------------------------------------------------------
          Healthcare--(4.2%)
          -------------------------------------------------------
290,000   Ballard Medical Products                                 $ 6,144,375
          -------------------------------------------------------
 45,000   STERIS Corp.*                                              1,732,500
          -------------------------------------------------------  -----------
           Total                                                     7,876,875
          -------------------------------------------------------  -----------

          Insurance--(12.7%)
          -------------------------------------------------------
133,200   American Bankers Insurance Group, Inc.                     9,015,974
          -------------------------------------------------------
 60,000   Cincinnati Financial Corp.                                 4,957,500
          -------------------------------------------------------
115,000   MGIC Investment Corp.                                      6,044,688
          -------------------------------------------------------
 75,000   Mutual Risk Management, Limited                            3,684,375
          -------------------------------------------------------  -----------
           Total                                                    23,702,537
          -------------------------------------------------------  -----------

          Manufacturing--(8.8%)
          -------------------------------------------------------
 40,000   Applied Industrial Technologies, Inc.                      1,470,000
          -------------------------------------------------------
187,000   Federal Signal Corp.                                       4,873,688
          -------------------------------------------------------
 50,000   OM Group, Inc.                                             1,710,590
          -------------------------------------------------------
270,000   Zebra Technologies Corp., Class A*                         8,420,625
          -------------------------------------------------------  -----------
           Total                                                    16,474,903
          -------------------------------------------------------  -----------

          Medical Distribution--(4.4%)
          -------------------------------------------------------
133,000   Cardinal Health, Inc.                                      8,279,250
          -------------------------------------------------------  -----------
          Natural Gas--(0.9%)
          -------------------------------------------------------
 40,000   Questar Corp.                                              1,637,500
          -------------------------------------------------------  -----------

          Retail--(7.1%)
          -------------------------------------------------------
135,000   Casey's General Stores                                     3,054,375
          -------------------------------------------------------
135,000   Consolidated Stores Corp.*                                 5,433,750
          -------------------------------------------------------
110,000   Dollar General                                             4,840,000
          -------------------------------------------------------  -----------
           Total                                                    13,328,125
          -------------------------------------------------------  -----------

          Telecommunications--(2.1%)
          -------------------------------------------------------
107,000   Century Telephone Enterprises                              3,932,250
          -------------------------------------------------------  -----------

          Transportation--(5.8%)
          -------------------------------------------------------
335,000   Comair Holdings, Inc.                                      9,024,063
          -------------------------------------------------------
 30,000   GATX Corp.                                                 1,846,875
          -------------------------------------------------------  -----------
           Total                                                    10,870,938
          -------------------------------------------------------  -----------
           Total Common Stocks                                     179,960,021
          -------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Mid Cap Fund
--------------------------------------------------------------------------------


Shares or
Principal                      Security                               Market
 Amount                       Description                             Value
---------   -----------------------------------------------------  ------------
Repurchase Agreements--(5.5%)
-----------------------------------------------------------------
10,184,000  UBS Securities, 5.76%, dated 7/31/97, due 8/01/97
            (at amortized cost), collateralized by U.S. Treasury
            Bills due 10/23/97 with a value of $10,389,136.        $ 10,184,000
            -----------------------------------------------------  ------------
             Total Repurchase Agreements                             10,184,000
            -----------------------------------------------------  ------------
             Total Investments (Cost $133,520,820)**--102.0%        190,144,021
            -----------------------------------------------------  ------------
             Liabilities in excess of other assets--(2.0)%           (3,639,569)
            -----------------------------------------------------  ------------
             TOTAL NET ASSETS--100.0%                              $186,504,452
            =====================================================  ============

Percentages indicated are based on net assets of $186,504,452.

*  Non-income producing security

** The cost of investments for federal tax purposes amounts to $133,520,820. The net unrealized appreciation of investments on federal tax basis amounts to $56,623,201, which is composed of $57,991,712 appreciation and $1,368,511 depreciation at July 31, 1997.

See notes to financial statements.

Fountain Square Bond Fund For Income
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------

 Shares or
 Principal                                  Security                                     Market
 Amount                                    Description                                    Value
--------------   ------------------------------------------------------------------    -----------
Asset Backed Securities--(3.2%)
-----------------------------------------------------------------------------------
                 Financial--(3.2%)
                 ------------------------------------------------------------------
5,000,000        GE Capital Managment, 6.94%, 3/25/27                                  $ 5,075,200
                 ------------------------------------------------------------------    -----------
                 Total Asset Backed Securities                                           5,075,200
                 ------------------------------------------------------------------    -----------
Corporate Bonds--(48.3%)
-----------------------------------------------------------------------------------
                 Banking--(0.7%)
                 ------------------------------------------------------------------
1,000,000        Deutsche Bank Financial, Medium Term Note, 9.28%, 5/31/99             $ 1,055,590
                 ------------------------------------------------------------------    -----------
                 Chemicals--(3.3%)
                 ------------------------------------------------------------------
5,000,000        Engelhard Corp., 7.00%, 8/1/01                                          5,124,695
                 ------------------------------------------------------------------    -----------
                 Financial--(34.6%)
                 ------------------------------------------------------------------
5,000,000        American General Finance Corp., 7.25%, 4/15/00                          5,141,389
                 ------------------------------------------------------------------
5,000,000        Bear Stearns, Inc., 7.25%, 10/15/06                                     5,162,909
                 ------------------------------------------------------------------
5,000,000        Chrysler Corp., Medium Term Note, 6.37%, 6/21/99                        5,035,345
                 ------------------------------------------------------------------
5,000,000        CIT Group Holdings, 6.25%, 3/28/01                                      5,023,434
                 ------------------------------------------------------------------
5,000,000        DLJ, Medium Term Note, 6.38%, 5/26/00                                   5,020,000
                 ------------------------------------------------------------------
3,000,000        First USA Bank, 5.85%, 2/22/01                                          2,965,173
                 ------------------------------------------------------------------
3,000,000        Merrill Lynch Notes, 6.55%, 8/01/04                                     3,015,000
                 ------------------------------------------------------------------
5,000,000        Metropolitan Life, 6.30%, 11/1/03                                       4,913,664
                 ------------------------------------------------------------------
5,000,000        Morgan Stanley, 6.38%, 8/01/02                                          5,007,000
                 ------------------------------------------------------------------
5,000,000        Paine Webber Group, 6.68%, 2/10/04                                      4,996,635
                 ------------------------------------------------------------------
2,500,000        RBSG Capital Corp., 10.13%, 3/1/04                                      2,944,615
                 ------------------------------------------------------------------
5,000,000        Southern National Corp., 7.05%, 5/23/03                                 5,132,500
                 ------------------------------------------------------------------    -----------
                    Total                                                               54,357,664
                 ------------------------------------------------------------------    -----------
                 Manufacturing--(5.7%)
                 ------------------------------------------------------------------
4,000,000        Archer-Daniels-Midland Co., 6.25%, 5/15/03                              3,989,524
                 ------------------------------------------------------------------
5,000,000        Tyco International, Ltd., 6.38%, 1/15/04                                4,984,940
                 ------------------------------------------------------------------   ------------
                    Total                                                                8,974,464
                 ------------------------------------------------------------------   ------------
                 Telecommunications--(3.3%)
                 ------------------------------------------------------------------
5,000,000        British Telecommunications, Inc., 9.38%, 2/15/99                        5,258,355
                 ------------------------------------------------------------------   ------------
                 Utilities--(0.7%)
                 ------------------------------------------------------------------
1,000,000        Southern New England, 8.00%, 11/20/01                                   1,065,579
                 ------------------------------------------------------------------   ------------
                    Total Corporate Bonds                                               75,836,347
                 ------------------------------------------------------------------   ------------

                                -- Continued --

Fountain Square Bond Fund For Income
--------------------------------------------------------------------------------


   Shares or
   Principal                                Security                                     Market
   Amount                                  Description                                    Value
--------------   ------------------------------------------------------------------   -----------
   U.S. Government Securities--(34.8%)
-----------------------------------------------------------------------------------
                 U.S. Government Agencies--(17.5%)
                 ------------------------------------------------------------------
     5,000,000   Federal Home Loan Bank, 7.87%, 12/15/97                               $5,039,335
                 ------------------------------------------------------------------
     4,750,000   Federal Home Loan Bank, 6.45%, 9/13/01                                 4,735,156
                 ------------------------------------------------------------------
     3,250,000   Federal Home Loan Bank, 7.31%, 6/16/04                                 3,457,216
                 ------------------------------------------------------------------
           152   Federal Home Loan Mortgage Corp., 7.50%, 2/1/02                              155
                 ------------------------------------------------------------------
     5,000,000   Federal National Mortgage Assoc., 7.33%, 6/19/07                       5,151,650
                 ------------------------------------------------------------------
     4,000,000   Federal National Mortgage Assoc., 6.64%, 7/2/07                        4,111,800
                 ------------------------------------------------------------------
     5,000,000   Federal National Mortgage Assoc., 6.50%, 7/16/07                       5,000,000
                 ------------------------------------------------------------------   -----------
                    Total                                                              27,495,312
                 ------------------------------------------------------------------   -----------
                 U.S. Treasury Notes--(17.3%)
                 ------------------------------------------------------------------
     1,000,000   U.S. Treasury Note, 8.63%, 8/15/97                                     1,001,250
                 ------------------------------------------------------------------
     2,500,000   U.S. Treasury Note, 9.00%, 5/15/98                                     2,564,845
                 ------------------------------------------------------------------
     2,580,000   U.S. Treasury Note, 9.25%, 8/15/98                                     2,671,913
                 ------------------------------------------------------------------
     1,750,000   U.S. Treasury Note, 7.13%, 10/15/98                                    1,778,985
                 ------------------------------------------------------------------
     2,000,000   U.S. Treasury Note, 8.00%, 8/15/99                                     2,085,626
                 ------------------------------------------------------------------
     4,000,000   U.S. Treasury Note, 7.75%, 2/15/01                                     4,241,252
                 ------------------------------------------------------------------
     7,250,000   U.S. Treasury Note, 7.50%, 11/15/01                                    7,682,738
                 ------------------------------------------------------------------
       750,000   U.S. Treasury Note, 6.13%, 12/31/01                                      756,328
                 ------------------------------------------------------------------
     4,200,000   U.S. Treasury Note, 6.88%, 5/15/06                                     4,429,689
                 ------------------------------------------------------------------   -----------
                    Total                                                              27,212,626
                 ------------------------------------------------------------------   -----------
                    Total U.S. Government Securities                                   54,707,938
                 ------------------------------------------------------------------   -----------
Repurchase Agreement--(14.2%)
-----------------------------------------------------------------------------------
22,323,000       UBS Securities, 5.76%, dated 7/31/97, due 8/1/97 (at amortized cost), collateralized by U.S. Treasury Bills due 10/23/97
                 with a value of $22,774,092.                                          22,323,000
                 ------------------------------------------------------------------   -----------
                    Total Repurchase Agreement                                         22,323,000
                 ------------------------------------------------------------------   -----------
                    Total Investments (Cost $154,874,300)*--100.5%                    157,942,485
                 ------------------------------------------------------------------   -----------
                    Liabilities in excess of other assets--(0.5)%                        (828,084)
                 ------------------------------------------------------------------   -----------
                    Total Net Assets--100.0%                                         $157,114,401
                 ------------------------------------------------------------------   ===========

Percentages indicated are based on net assets of $157,114,401.

*The cost of investments for federal tax purposes amounts to $154,874,300. The net unrealized appreciation of investments on federal tax basis amounts to $3,068,185, which is composed of $3,144,242 appreciation and $76,057 depreciation at July 31, 1997.

See notes to financial statements.

Fountain Square Funds
Statements of Assets and Liabilities
July 31, 1997
--------------------------------------------------------------------------------


                                               Balanced       Mid Cap
                                                 Fund          Fund
                                             ------------  ------------
Assets:
-------------------------------------------
Investments, at value (Cost $246,028,151;
  $78,280,419; $91,043,047; $123,336,820;
  and $118,020,720, respectively)            $120,197,132  $179,960,021
-------------------------------------------
Repurchase agreements (Cost $19,460,000;
  $952,000; $3,922,000; $10,184,000; and
  $10,172,000 respectively)                     3,922,000    10,184,000
-------------------------------------------  ------------  ------------
   Total Investments                          124,119,132   190,144,021
-------------------------------------------
Cash                                                   --            --
-------------------------------------------
Foreign currency                                       --            --
-------------------------------------------
Interest and dividends receivable                 633,503        46,779
-------------------------------------------
Receivable for investments sold                 3,384,112       558,369
-------------------------------------------
Receivable for Fund shares sold                   195,050         9,529
-------------------------------------------
Unrealized foreign currency gains                      --            --
-------------------------------------------
Reclaim Receivable                                     --            --
-------------------------------------------
Unamortized organizational costs                      409           386
-------------------------------------------
Prepaid expenses and other assets                     334           284
-------------------------------------------  ------------  ------------
   Total Assets                               128,332,540   190,759,368
-------------------------------------------  ------------  ------------
Liabilities:
-------------------------------------------
Cash Overdraft                                         --         5,383
-------------------------------------------
Payable for investments purchased               4,262,116     4,040,848
-------------------------------------------
Payable for Fund shares redeemed                    8,991         9,000
-------------------------------------------
Accrued expenses and other payables:
-------------------------------------------
  Investment advisory fees                         81,734       122,373
-------------------------------------------
  Administration fees                              10,711        23,685
-------------------------------------------
  Distribution Services-Class C                     2,785         1,843
-------------------------------------------
  Shareholder Administration
  Services -- Class C                               1,392           921
-------------------------------------------
  Accounting and transfer agent fees                5,962         6,404
-------------------------------------------
  Custodian fees                                    1,033         1,554
-------------------------------------------
  Legal and audit fees                              8,328         8,328
-------------------------------------------
  Printing fees                                     3,819         5,745
-------------------------------------------
  Registration & Filing                             2,551        18,324
-------------------------------------------
  Other Payables                                       --            --
-------------------------------------------
  Other                                            22,367        10,508
-------------------------------------------  ------------  ------------
   Total Liabilities                            4,411,789     4,254,916
-------------------------------------------  ------------  ------------

                                -- Continued --

Fountain Square Funds
Statements of Assets and Liabilities, continued
July 31, 1997
--------------------------------------------------------------------------------

                                                         Balanced       Mid Cap
                                                           Fund          Fund
                                                        -----------   ------------
Net Assets:
--------------------------------------------------
Paid-in capital                                        $ 86,787,689   $118,694,142
--------------------------------------------------
Net unrealized appreciation (depreciation)
  on investments and foreign currency                    29,154,085     56,623,201
--------------------------------------------------
Accumulated net realized gains (losses)
  on investment and foreign currency
  transactions                                            7,724,131     11,405,541
--------------------------------------------------
Undistributed net investment income (loss)                  254,846       (218,432)
--------------------------------------------------     ------------   ------------
   Net Assets                                          $123,920,751   $186,504,452
--------------------------------------------------     ============   ============
Net Assets
--------------------------------------------------
  Investment A Shares                                  $122,765,441   $186,065,755
--------------------------------------------------
  Investment C Shares                                     1,155,310        438,697
--------------------------------------------------     ------------   ------------
  Total                                                $123,920,751   $186,504,452
--------------------------------------------------     ============   ============
Outstanding units of beneficial interest (shares)
--------------------------------------------------
  Investment A Shares                                     8,008,751     10,959,382
--------------------------------------------------
  Investment C Shares                                        75,338         25,987
--------------------------------------------------     ------------   ------------
  Total                                                   8,084,089     10,985,369
--------------------------------------------------     ============   ============
Net asset value
--------------------------------------------------
  Redemption price per share-Investment A
  Shares                                                     $15.33         $16.98
--------------------------------------------------     ============   ============
  Offering price per shares-Investment C Shares*             $15.34         $16.88
--------------------------------------------------     ============   ============
Maximum Sales Charge                                          4.50%          4.50%
--------------------------------------------------     ============   ============
Maximum Offering Price
  (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to nearest cent)
  per share (Investment A Shares)                            $16.05         $17.78
--------------------------------------------------     ============   ============

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Assets and Liabilities, continued
July 31, 1997
--------------------------------------------------------------------------------


                                                    Bond Fund
                                                       For
                                                      Income
                                                   ------------
Assets:
-----------------------------------------------
Investments, at value (Cost $132,551,300;
  $77,362,800; $40,623,034; $101,678,730;
  and $160,197,626, respectively)                  $135,619,485
-----------------------------------------------
Repurchase agreements (Cost $22,323,000;
  $15,771,000; $843,000; $0; and $0,
  respectively)                                      22,323,000
-----------------------------------------------    ------------
  Total Investments                                 157,942,485
-----------------------------------------------
Interest receivable                                   2,310,012
-----------------------------------------------
Receivable for investments sold                              --
-----------------------------------------------
Receivable for Fund shares sold                              --
-----------------------------------------------
Unamortized organizational costs                          8,106
-----------------------------------------------
Prepaid expenses and other assets                           458
-----------------------------------------------    ------------
    Total Assets                                    160,261,061
-----------------------------------------------    ------------
Liabilities:
-----------------------------------------------
Payable for investments purchased                     3,000,000
-----------------------------------------------
Payable for Fund shares redeemed                             --
-----------------------------------------------
Accrued expenses and other payables:
-----------------------------------------------
  Investment advisory fees                               72,178
-----------------------------------------------
  Administration fees                                    11,133
-----------------------------------------------
  Distribution Services -- Class C                           39
-----------------------------------------------
  Shareholder Administration
  Services -- Class C                                        19
-----------------------------------------------
  Accounting and transfer agent fees                      5,140
-----------------------------------------------
  Custodian fees                                          1,309
-----------------------------------------------
  Legal and audit fees                                    8,328
-----------------------------------------------
  Printing                                                4,840
-----------------------------------------------
  Registration & Filing                                  43,493
-----------------------------------------------
  Other                                                     181
-----------------------------------------------    ------------
    Total Liabilities                                 3,146,660
-----------------------------------------------    ------------

                                -- Continued --

Fountain Square Funds
Statements of Assets and Liabilities, continued
July 31, 1997
--------------------------------------------------------------------------------

                                                    Bond Fund
                                                       For
                                                      Income
                                                   ------------
Net Assets:
-----------------------------------------------
Paid-in capital                                    $153,820,641
-----------------------------------------------
Net unrealized appreciation (depreciation)
  on investments                                      3,068,185
-----------------------------------------------
Accumulated net realized gains (losses)
  on investment transactions                             55,662
-----------------------------------------------
Undistributed net investment income (loss)              169,913
-----------------------------------------------    ------------
   Total Net Assets                                $157,114,401
-----------------------------------------------    ============
Net Assets
-----------------------------------------------
  Investment A Shares                              $157,108,141
-----------------------------------------------
  Investment C Shares                                     6,260
-----------------------------------------------    ------------
  Total                                            $157,114,401
-----------------------------------------------    ============
Outstanding units of beneficial interest
  (shares)
-----------------------------------------------
  Investment A Shares                                12,884,100
-----------------------------------------------
  Investment C Shares                                       514
-----------------------------------------------    ------------
  Total                                              12,884,614
-----------------------------------------------    ============
Net asset value
-----------------------------------------------
  Redemption price per share-Investment A
  Shares                                                 $12.19
-----------------------------------------------    ============
  Offering price per share-Investment C Shares*          $12.18
-----------------------------------------------    ============
Maximum Sales Charge                                      4.50%
-----------------------------------------------    ============
Maximum Offering Price
  (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to nearest cent)
  per share (Investment A Shares)                        $12.76
-----------------------------------------------    ============

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the year ended July 31, 1997
--------------------------------------------------------------------------------


                                             Balanced        Mid Cap
                                               Fund           Fund
                                           -------------  -------------
INVESTMENT INCOME:
--------------------------------------
Interest income                             $  2,454,237   $    263,787
--------------------------------------
Dividend income                                  825,837      1,308,488
--------------------------------------
Foreign tax withholding                               --             --
--------------------------------------     -------------  -------------
      Total Income                             3,280,074      1,572,275
--------------------------------------     -------------  -------------
EXPENSES:
--------------------------------------
Investment advisory fees                         861,073      1,146,430
--------------------------------------
Administrative fees                              141,253        191,888
--------------------------------------
Distribution Services-Investment A               375,377        500,922
--------------------------------------
Distribution Services-Investment C                 3,756          2,450
--------------------------------------
Shareholder Administration
 Services-Investment C                             1,252            817
--------------------------------------
Organization expense                               4,904          4,632
--------------------------------------
Custodian fees                                    10,695         11,053
--------------------------------------
Portfolio accounting fees                         29,889         33,346
--------------------------------------
Transfer and dividend disbursing
 agent fees and expenses                          17,569         18,992
--------------------------------------
Directors'/Trustees' fees                          2,265          2,489
--------------------------------------
Audit fees                                        11,000         11,000
--------------------------------------
Legal fees                                         8,417          8,417
--------------------------------------
Fund share registration costs                     24,929         19,396
--------------------------------------
Printing and postage expense                       8,731         12,569
--------------------------------------
Insurance expense                                  2,523          2,026
--------------------------------------
Other                                              3,876             --
--------------------------------------     -------------  -------------
      Total Expenses                           1,507,509      1,966,427
--------------------------------------     -------------  -------------
 Less fees voluntarily reduced                  (431,441)      (529,562)
--------------------------------------     -------------  -------------
 Net Expenses                                  1,076,068      1,436,865
--------------------------------------     -------------  -------------
      Net Investment Income                    2,204,006        135,410
--------------------------------------     -------------  -------------
Realized and Unrealized Gains
 (Losses) from Investments and
 Foreign Currency Transactions:
--------------------------------------
Net realized gains (losses) from
 investments and foreign currency
 transactions                                  8,348,906     12,065,319
--------------------------------------
Net change in unrealized appreciation
 (depreciation) from investments and
 translation of assets and liabilities
 in foreign securities                        24,552,465     40,393,443
--------------------------------------     -------------  -------------
*Net realized and unrealized gains
 (losses) from investments and
 foreign currency                             32,901,371     52,458,762
--------------------------------------     -------------  -------------
 Change in net assets resulting
  from operations                            $35,105,377    $52,594,172
--------------------------------------     =============  =============

*Commencement of operations of the Fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations, continued
For the year ended July 31, 1997
--------------------------------------------------------------------------------



                                                                 Bond Fund
                                                                    For
                                                                  Income*
                                                                 ----------
INVESTMENT INCOME:
-----------------------------------------------------------
Interest income                                                  $5,127,706
-----------------------------------------------------------      ----------
      Total Income                                                5,127,706
-----------------------------------------------------------      ----------
EXPENSES:
-----------------------------------------------------------
Investment advisory fees                                            410,755
-----------------------------------------------------------
Administrative fees                                                 114,052
-----------------------------------------------------------
Distribution Services-Investment A                                  261,410
-----------------------------------------------------------
Distribution Services-Investment C                                      146
-----------------------------------------------------------
Shareholder Administration Services-
  Investment C                                                           19
-----------------------------------------------------------
Organizational expense                                                  921
-----------------------------------------------------------
Custodian                                                             4,437
-----------------------------------------------------------
Portfolio accounting fees                                            20,207
-----------------------------------------------------------
Transfer and dividend disbursing
  agent fees and expenses                                             7,210
-----------------------------------------------------------
Directors'/Trustees' fees                                             1,426
-----------------------------------------------------------
Audit fees                                                            9,500
-----------------------------------------------------------
Legal fees                                                            5,917
-----------------------------------------------------------
Fund share registration costs                                        54,464
-----------------------------------------------------------
Printing and postage expense                                         11,991
-----------------------------------------------------------
Insurance expense                                                        --
-----------------------------------------------------------
Other                                                                   460
-----------------------------------------------------------      ----------
      Total Expenses                                                902,915
-----------------------------------------------------------      ----------
   Less fees voluntarily reduced/reimbursed                        (312,996)
-----------------------------------------------------------      ----------
   Net Expenses                                                     589,919
-----------------------------------------------------------      ----------
      Net Investment Income                                       4,537,787
-----------------------------------------------------------      ----------
Realized and Unrealized Gains
(Losses) from Investments:
-----------------------------------------------------------
Net realized gains (losses) from investments                         55,662
-----------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) from investments                                 2,305,299
-----------------------------------------------------------      ----------
Net realized/unrealized gains (losses)
  from investments                                                2,360,961
-----------------------------------------------------------      ----------
  Change in net assets resulting
    from operations                                              $6,898,748
-----------------------------------------------------------      ==========

*Commencement of operations of the fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets,
--------------------------------------------------------------------------------







Increase (Decrease) in Net Assets:
-------------------------------------------------
Operations--
-------------------------------------------------
Net investment income
-------------------------------------------------
Net realized gains (losses) on investment
  transactions
-------------------------------------------------
Change in unrealized appreciation (depreciation)
  of investments
-------------------------------------------------
   Change in net assets resulting from operations
-------------------------------------------------
Distributions to Shareholders--
-------------------------------------------------
Dividends to shareholders from net
   investment income
-------------------------------------------------
  Total
-------------------------------------------------
   Class A
-------------------------------------------------
   Class C
-------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------
   Class A
-------------------------------------------------
   Class C
-------------------------------------------------
Distributions to shareholders from net realized
  gains on investment transactions
-------------------------------------------------
  Total
-------------------------------------------------
   Class A
-------------------------------------------------
   Class C
-------------------------------------------------
   Change in net assets resulting from
     distributions to shareholders
-------------------------------------------------
Fund Share (Principal) Transactions--
-------------------------------------------------
Proceeds from sale of shares
-------------------------------------------------
Net asset value of shares issued to
  shareholders in payment of
  dividends declared
-------------------------------------------------
Cost of shares redeemed
-------------------------------------------------
  Change in net assets from Fund
    share transactions
-------------------------------------------------
    Change in net assets
-------------------------------------------------
Net Assets:
-------------------------------------------------
Beginning of period
-------------------------------------------------
End of period
-------------------------------------------------

 * Commencement of operations began January 27, 1997.

** See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Balanced Fund                 Mid Cap Fund
                                                      ----------------------------- -----------------------------
                                                       Year Ended       Year Ended    Year Ended     Year Ended
                                                        July 31,         July 31,      July 31,       July 31,
                                                          1997             1996          1997           1996
                                                      ----------------------------- -----------------------------
Increase (Decrease) in Net Assets:
---------------------------------------------------
Operations--
---------------------------------------------------
Net investment income                                   $  2,204,006    $ 1,828,018   $    135,410   $    276,462
---------------------------------------------------
Net realized gains (losses) on investment
  transactions                                             8,348,906      5,250,744     12,065,319      6,886,447
---------------------------------------------------
Change in unrealized appreciation (depreciation)
  of investments                                          24,552,465     (2,997,492)    40,393,443     (7,269,804)
---------------------------------------------------    -------------   ------------  -------------  -------------
   Change in net assets resulting from operations         35,105,377      4,081,270     52,594,172       (106,895)
---------------------------------------------------    -------------   ------------  -------------  -------------
Distributions to Shareholders--
---------------------------------------------------
Dividends to shareholders from net
  investment income
---------------------------------------------------
  Total                                                           --     (1,770,121)            --       (318,956)
---------------------------------------------------
   Class A                                                (2,116,372)            --       (136,536)            --
---------------------------------------------------
   Class C                                                    (6,021)            --             --             --
---------------------------------------------------
Distributions in excess of net investment income
---------------------------------------------------
   Class A                                                        --             --       (216,171)            --
---------------------------------------------------
   Class C                                                        --             --             --             --
---------------------------------------------------
Distributions to shareholders from net realized
 gains on investment transactions
---------------------------------------------------
  Total                                                           --             --             --       (426,106)
---------------------------------------------------
   Class A                                                (3,941,823)            --     (6,692,368)            --
---------------------------------------------------
   Class C                                                   (11,819)            --        (22,049)            --
---------------------------------------------------    -------------   ------------  -------------  -------------
   Change in net assets resulting from
     distributions to shareholders                        (6,076,035)    (1,770,121)    (7,067,124)      (745,062)
---------------------------------------------------    -------------   ------------  -------------  -------------
Fund Share (Principal) Transactions--
---------------------------------------------------
Proceeds from sale of shares                              27,076,472     45,799,084     84,402,432**   36,279,555
---------------------------------------------------
Net asset value of shares issued to shareholders
  in payment of dividends declared                         5,683,213      1,672,911      5,620,179        605,387
---------------------------------------------------
Cost of shares redeemed                                  (30,940,765)   (14,785,158)   (21,937,233)   (10,324,706)
---------------------------------------------------    -------------   ------------  -------------  -------------
  Change in net assets from Fund share transactions        1,818,920     32,686,837     68,085,378     26,560,236
---------------------------------------------------    -------------   ------------  -------------  -------------
   Change in net assets                                   30,848,262     34,997,986    113,612,426     25,708,279
---------------------------------------------------
Net Assets:
---------------------------------------------------
Beginning of period                                       93,072,489     58,074,503     72,892,026     47,183,747
---------------------------------------------------    -------------   ------------  -------------  -------------
End of period                                           $123,920,751    $93,072,489   $186,504,452   $ 72,892,026
---------------------------------------------------    =============   ============  =============  =============


 *Commencement of operations began January 27, 1997.

**See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Bond Fund For Income
                                                      ---------------------------------
                                                                Period Ended
                                                                   July 31,
                                                                    1997*
                                                      ---------------------------------
Increase (Decrease) in Net Assets:
-------------------------------------------------
Operations--
-------------------------------------------------
Net investment income                                              $ 4,537,787
-------------------------------------------------
Net realized gains (losses) on investment
  transactions                                                          55,662
-------------------------------------------------
Change in unrealized appreciation
  of investments                                                     2,305,299
-------------------------------------------------               --------------
  Change in net assets resulting from operations                     6,898,748
-------------------------------------------------               --------------
Distributions to Shareholders--
-------------------------------------------------
Dividends to shareholders from net
  investment income
-------------------------------------------------
  Total                                                                     --
-------------------------------------------------
  Class A                                                           (4,367,295)
-------------------------------------------------
  Class C                                                                 (417)
-------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------
  Class A                                                                   --
-------------------------------------------------
  Class C                                                                 (162)
-------------------------------------------------
Distributions to shareholders from net realized
  gain on investment transactions
-------------------------------------------------
  Class A                                                                   --
-------------------------------------------------
  Class C                                                                   --
-------------------------------------------------               --------------
  Change in net assets from
    distributions to shareholders                                   (4,367,874)
-------------------------------------------------               --------------
Fund Share (Principal) Transactions--
-------------------------------------------------
Proceeds from sale of shares                                       161,008,922**
-------------------------------------------------
Net asset value of shares issued to
  shareholders in payment of
  dividends declared                                                    31,616
-------------------------------------------------
Cost of shares redeemed                                             (6,457,011)
-------------------------------------------------               --------------
  Change in net assets from Fund
    share transactions                                             154,583,527
-------------------------------------------------               --------------
    Change in net assets                                           157,114,401
-------------------------------------------------
Net Assets:
-------------------------------------------------
Beginning of period                                                         --
-------------------------------------------------               --------------
End of period                                                     $157,114,401
-------------------------------------------------               --------------

 *Commencement of operations of the Fund began January 27, 1997.

**See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Notes to Financial Statements
July 31, 1997
--------------------------------------------------------------------------------

(1) Organization

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At July 31, 1997, the Trust consisted of thirteen separate investment portfolios.

The accompanying financial statements relate only to the following Funds:

Portfolio Name
---------------------------------------------------------------------------
Fountain Square Quality Growth Fund ("Quality Growth Fund")
Fountain Square Equity Income Fund ("Equity Income Fund")
Fountain Square Balanced Fund ("Balanced Fund")
Fountain Square Mid Cap Fund ("Mid Cap Fund")
Fountain Square International Equity Fund ("International Equity Fund") Fountain Square Bond Fund For Income ("Bond Fund For Income")
Fountain Square Quality Bond Fund ("Quality Bond Fund")
Fountain Square U.S. Government Securities Fund ("Government Securities Fund") Fountain Square Municipal Bond Fund ("Municipal Bond Fund")
Fountain Square Ohio Tax Free Bond Fund ("Ohio Tax Free Fund")

The Funds each issue two classes of shares: Investment A Shares and Investment C Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Investment C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to Administrative Services fees paid by Investment C Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments in equity securities are determined on the basis of the mean between the latest available bid and asked prices in the principal market (last sales price on a national securities exchange). For unlisted securities, value is determine on the basis of the latest bid prices. Investments in other open-end investment companies are valued at net asset value. Bonds and other fixed income securities are valued at prices provided by an independent pricing service. Value of all other securities is determined at fair value in good faith by the Board of Trustees.

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's

Fountain Square Funds
--------------------------------------------------------------------------------

Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. Foreign Currency Translation--The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the International Equity Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

E. Forward Commitments--The International Equity Fund may enter into forward commitments for forward foreign currency exchange contracts which are based upon financial indices at an exchange rate at a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

At July 31, 1997, the International Equity Fund had outstanding forward foreign currency exchange contracts as set forth below.

Fountain Square Funds
--------------------------------------------------------------------------------

                        Contracts                             Unrealized
Delivery                To Deliver           In Exchange      Appreciation
Date                    (Local Currency)     For              (Depreciation)
------------------------------------------------------------------------------
French Franc
Long Contracts
9/15/97                     19,022,986       $ 3,268,071      $  (195,874)
Short Contracts
9/15/97                     33,687,993         5,941,445          500,860
10/20/97                     7,532,875         1,250,000           30,791

German Deutsche Mark
Long Contracts
8/29/97                      6,124,207         3,568,053         (236,860)
Short Contracts
8/29/97                      6,124,207         3,579,314          248,121

Italian Lira
Long Contracts
8/18/97                  2,233,812,500         1,250,000           (6,043)
Short Contracts
8/1/97                      10,798,038             6,038               12
8/4/97                      26,964,587            15,025              (17)
8/18/97                  5,492,000,000         3,137,031           78,668
10/20/97                 1,095,093,750           625,000           17,104

Japanese Yen
Long Contracts
8/25/97                  1,283,423,000        11,302,912         (433,339)
Short Contracts
8/25/97                  1,283,423,000        11,500,000          630,428

Netherland Guilder
Long Contracts
8/18/97                      1,014,269           525,000          (34,768)
Short Contracts
8/18/97                      2,956,506         1,558,517          129,532

Spanish Peseta
Short Contracts
9/26/97                    214,467,950         1,475,000           94,755

Swiss Franc
Long Contracts
8/18/97                      5,675,771         4,002,779         (245,951)
Short Contracts
8/18/97                      5,675,771         3,997,021          240,194

Thailand
Long Contracts
8/18/97                     14,130,452           486,093          (45,224)
8/19/97                     51,137,024         1,751,574         (156,592)
9/16/97                     42,389,312         1,376,452          (64,064)
Short Contracts
8/18/97                     17,918,360           670,000          110,948
8/19/97                     38,729,517         1,334,916          126,930
9/16/97                     39,308,800         1,485,806          268,792
                                                               ----------
Net Unrealized Appreciation of Forward Commitments             $1,058,403
                                                               ==========

Fountain Square Funds
--------------------------------------------------------------------------------

F. Foreign Currency Commitments--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

G. Option Contracts--The Quality Growth Fund, Balanced Fund, and International Equity Fund may write or purchase option contracts. A written option obligates the Fund to deliver (a call), or to receive (a put), the contract amount of foreign currency upon exercise by the holder of the option. The value of the option contract is recorded as a liability, and unrealized gain or loss is measured by the difference between the current value and the premium received. The Fund had no written options outstanding at July 31, 1997.

H. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

I. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Equity Income Fund, the Bond Fund For Income, the Quality Bond Fund, Government Securities Fund, the Municipal Bond Fund, and the Ohio Tax Free Fund. Dividends from net investment income are declared and paid quarterly for the Quality Growth Fund, the Mid Cap Fund and the Balanced Fund. Dividends from net investment income are declared and paid annually for International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

J. Federal Taxes--It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary. However, federal taxes may be imposed on the International Equity Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Equity Fund's understanding of the applicable country's tax rules and rates.

K. Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

L. During the period ended July 31, 1997 permanent book and tax differences were reclassified to paid-in capital of the International Equity Fund due to Statement of Position 93-2. These differences are primarily due to differing treatments for foreign currency transactions and disposition of certain investments in passive foreign investments companies. Amounts as of July 31, 1997 have been reclassified to reflect an increase in undistributed net investment income, paid-in capital and a decrease in net realized gains. Net investment income, net realized gains, and net assets were not affected by this change. No other funds were affected by this change.

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(3) Shares of Beneficial Interest

Transactions in Fund shares were as follows:


                                                     Quality Growth Fund
                                      ---------------------------------------------------
                                            Year Ended                  Year Ended
                                           July 31, 1997               July 31, 1996
                                      -----------------------     -----------------------
                                       Shares        Amount        Shares        Amount
                                       ------        ------        ------        ------
Investment A Shares
  Sold                               12,743,633   $185,256,357    4,293,819    $54,745,108
  Reinvestment of dividends             451,069      6,282,507       67,561        864,887
  Redeemed                           (2,633,003)   (41,371,155)  (1,148,889)   (14,836,411)
-------------------------------      ----------   ------------   ----------    -----------
Net increase (decrease) -
  Investment A Shares                10,561,699    150,167,709    3,212,491     40,773,584
-------------------------------      ----------   ------------   ----------    -----------

Investment C Shares
  Sold                                  145,512      2,361,235       32,107        430,218
  Reinvestment of dividends               2,080         28,676           --             --
  Redeemed                              (15,534)      (251,539)        (151)        (2,000)
-------------------------------      ----------   ------------   ----------    -----------

Net increase (decrease) -
  Investment C Shares                   132,058      2,138,372       31,956        428,218
-------------------------------      ----------   ------------   ----------    -----------

Net increase (decrease) in Fund      10,693,757   $152,306,081    3,244,447    $41,201,802
-------------------------------      ==========   ============   ==========    ===========

                                      Equity Income Fund
                                     ----------------------
                                         Period Ended
                                         July 31, 1997
                                     ----------------------
                                     Shares          Amount
                                     ------          ------
Investment A Shares
  Sold                             8,821,577   $106,096,267
  Reinvestment of dividends              484          6,461
  Redeemed                          (488,057)    (6,300,505)
-------------------------------   ----------   ------------

Net increase (decrease) -
  Investment A Shares              8,334,004     99,802,223
-------------------------------   ----------   ------------

Investment C Shares
  Sold                                 6,330         82,572
  Reinvestment of dividends               28            359
  Redeemed                                --             --
-------------------------------   ----------   ------------

Net increase (decrease) -
  Investment C Shares                  6,358         82,931
-------------------------------   ----------   ------------

Net increase (decrease) in Fund    8,340,362    $99,885,154
-------------------------------   ==========   ============

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--------------------------------------------------------------------------------

                                                 Balanced Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        1,989,624   $ 26,278,552    3,843,429   $ 45,424,374
  Reinvestment of dividends     454,771      5,665,373      141,068      1,672,081
  Redeemed                   (2,333,372)   (30,860,103)  (1,233,992)   (14,683,107)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares           111,023      1,083,822    2,750,505     32,413,348
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                           57,113        797,920       30,723        374,710
  Reinvestment of dividends       1,425         17,840           68            830
  Redeemed                       (5,707)       (80,662)      (8,284)      (102,051)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares            52,831        735,098       22,507        273,489
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                       163,854   $  1,818,920    2,773,012   $ 32,686,837
---------------------------  ==========   ============   ==========   ============
                                                   Mid Cap Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        6,315,189   $ 84,164,198    2,746,262   $ 36,026,334
  Reinvestment of dividends     438,494      5,598,130       46,895        605,387
  Redeemed                   (1,559,545)   (21,785,247)    (774,971)   (10,324,706)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares         5,194,138     67,977,081    2,018,186     26,307,015
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                           17,037        238,234       18,226        253,221
  Reinvestment of dividends       1,737         22,049           --             --
  Redeemed                      (11,013)      (151,986)          --             --
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares             7,761        108,297       18,226        253,221
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                     5,201,899   $ 68,085,378    2,036,412   $ 26,560,236
---------------------------  ==========   ============   ==========   ============
                                             International Equity Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        2,956,166   $ 32,508,734    3,176,488   $ 33,602,757
  Reinvestment of dividends     687,514      7,083,876           --             --
  Redeemed                   (2,257,739)   (24,295,240)    (762,356)    (8,021,101)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares         1,385,941     15,297,370    2,414,132     25,581,656
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                           28,683        306,089        5,354         60,019
  Reinvestment of dividends         580          5,968           --             --
  Redeemed                      (17,099)      (178,913)          --             --
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares            12,164        133,144        5,354         60,019
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                     1,398,105   $ 15,430,514    2,419,486   $ 25,641,675
---------------------------  ==========   ============   ==========   ============

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--------------------------------------------------------------------------------


                                  Bond For Income Fund
                                 ---------------------
                                      Period Ended
                                     July 31, 1997
                                 ---------------------
                                 Shares         Amount
                                 ------         ------
Investment A Shares
  Sold                       13,407,383   $160,901,750
  Reinvestment of dividends       2,588         31,037
  Redeemed                     (525,871)    (6,355,414)
---------------------------  ----------   ------------
Net increase (decrease) -
  Investment A Shares        12,884,100    154,577,373
---------------------------  ----------   ------------
Investment C Shares
  Sold                            8,938        107,172
  Reinvestment of dividends          48            579
  Redeemed                       (8,472)      (101,597)
---------------------------  ----------   ------------
Net increase (decrease) -
  Investment C Shares               514          6,154
---------------------------  ----------   ------------
Net increase (decrease)
  in Fund                    12,884,614   $154,583,527
---------------------------  ==========   ============
                                                Quality Bond Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        2,642,247   $ 25,418,923    4,008,865   $ 39,270,763
  Reinvestment of dividends     294,612      2,837,676      288,326      2,810,484
  Redeemed                   (2,382,151)   (22,952,488)  (1,276,978)   (12,481,439)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares           554,708      5,304,111    3,020,213     29,599,808
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                            5,487         53,536       16,819        160,634
  Reinvestment of dividends         978          9,427          209          1,992
  Redeemed                       (2,758)       (26,564)         (67)          (636)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares             3,707         36,399       16,961        161,990
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                       558,415   $  5,340,510    3,037,174   $ 29,761,798
---------------------------  ==========   ============   ==========   ============
                                           Government Securities Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        2,689,563   $ 25,865,573    1,207,864   $ 11,764,813
  Reinvestment of dividends     128,488      1,236,000      139,029      1,353,429
  Redeemed                   (1,685,808)   (16,263,648)    (693,178)    (6,756,433)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares         1,132,243     10,837,925      653,715      6,361,809
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                            5,308         51,806        7,148         68,486
  Reinvestment of dividends         350          3,373           51            489
  Redeemed                       (3,045)       (29,441)      (2,081)       (19,873)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares             2,613         25,738        5,118         49,102
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                     1,134,856   $ 10,863,663      658,833   $  6,410,911
---------------------------  ==========   ============   ==========   ============

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--------------------------------------------------------------------------------

                                      Municipal Bond Fund
                                   -------------------------
                                         Period Ended
                                         July 31, 1997
                                   -------------------------
                                     Shares        Amount
                                   ----------   ------------
Investment A Shares
  Sold                              9,250,564   $111,100,626
  Reinvestment of dividends               322          3,914
  Redeemed                         (1,011,275)   (12,155,917)
--------------------------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares               8,239,611     98,948,623
--------------------------------   ----------   ------------
Investment C Shares
  Sold                                 33,017        398,029
  Reinvestment of dividends               115          1,376
  Redeemed                            (32,223)      (388,123)
--------------------------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares                     909         11,282
--------------------------------   ----------   ------------
Net increase (decrease) in Fund     8,240,520   $ 98,959,905
--------------------------------   ==========   ============

                                                     Ohio Tax Free Fund
                                     -----------------------------------------------------
                                            Year Ended                     Year Ended
                                           July 31, 1997                  July 31, 1996
                                     ------------------------       ----------------------
                                     Shares            Amount       Shares          Amount
                                     ------            ------       ------          ------
Investment A Shares
  Sold                           15,859,540      $158,671,462    1,434,711     $14,455,027
  Reinvestment of dividends          80,121           806,973       67,106         674,604
  Redeemed                       (3,116,779)      (31,423,698)    (793,921)     (8,012,194)
-------------------------------  ----------      ------------    ---------     -----------
Net increase (decrease) -
  Investment A Shares            12,822,882       128,054,737      707,896       7,117,437
-------------------------------  ----------      ------------    ---------     -----------
Investment C Shares
  Sold                               21,215           214,790        3,778          37,546
  Reinvestment of dividends             253             2,559           29             286
  Redeemed                           (1,260)          (12,824)          (6)            (56)
-------------------------------  ----------      ------------    ---------     -----------
Net increase (decrease) -
  Investment C Shares                20,208           204,525        3,801          37,776
-------------------------------  ----------      ------------    ---------     -----------
Net increase (decrease) in Fund  12,843,090      $128,259,262      711,697     $ 7,155,213
-------------------------------  ==========      ============    =========     ===========

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment advisor (the "Advisor"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

                        Fund              Annual Rate
                        ----              -----------
                Quality Growth Fund          0.80%
                Equity Income Fund           0.80%
                Balanced Fund                0.80%
                Mid Cap Fund                 0.80%
                International Equity Fund    1.00%
                Bond Fund For Income         0.55%
                Quality Bond Fund            0.55%
                Government Securities Fund   0.55%
                Municipal Bond Fund          0.55%
                Ohio Tax Free Fund           0.55%

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--------------------------------------------------------------------------------

The Advisor may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of each Fund. The Advisor can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the year ended July 31, 1997, the Advisor waived fees in the following amounts:

                    Fund                      Fees Waived
                    ----                      -----------
                Quality Growth Fund               $     0
                Equity Income Fund                      0
                Balanced Fund                      17,327
                Mid Cap Fund                        4,161
                International Equity Fund               0
                Bond Fund For Income                    0
                Quality Bond Fund                  17,650
                Government Securities Fund         45,748
                Municipal Bond Fund                     0
                Ohio Tax Free Fund                  2,290

In addition, for the year ended July 31, 1997, the Advisor reimbursed operating expenses in the amount of $11,621 to the Ohio Tax Free Fund.

Morgan Stanley Asset Management, Inc. is the International Equity Fund's sub-advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at the annual rate of 0.50% of the International Equity Fund's average daily net assets.

Administrative Fee--Effective December 1, 1995 BISYS Fund Services ("BISYS") became the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Funds with certain administrative personnel and services necessary to operate the Fund. Also effective December 1, 1995, pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Funds including providing certain administrative personnel and services necessary to operate the Funds, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Funds. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.10% of first $1 billion of net assets of the Trust, 0.08% of net assets of the Trust between $1 billion and $2 billion, and 0.07% of more than $2 billion of net assets of the Trust. Effective April 1, 1997 the administration fees are computed at 0.20% of first $1 billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust. For the year ended July 31, 1997, the administrator waived fees in the following amounts:

                    Fund                      Fees Waived
                    ----                      -----------
                Quality Growth Fund               $16,801
                Equity Income Fund                 36,958
                Balanced Fund                      30,357
                Mid Cap Fund                       16,294
                International Equity Fund               0
                Bond Fund For Income               50,011
                Quality Bond Fund                  29,728
                Government Securities Fund         14,275
                Municipal Bond Fund                33,330
                Ohio Tax Free Fund                 11,017

Distribution Services Fee--Effective December 1, 1995, BISYS serves as the Trust's principal distributor (the "Distributor"). Effective April 23, 1996, the Trust entered into a Distribution Plan with the Distributor with respect to Investment A Shares and Investment C Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Funds may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.35% for Investment A Shares and up to

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--------------------------------------------------------------------------------

0.75% for Investment C Shares. The Distributor may voluntarily choose to waive all or a portion of its fee. The Distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 1997, the distributor waived fees in the following amounts:

                    Fund                      Fees Waived
                    ----                      -----------
                Quality Growth Fund            $1,015,046
                Equity Income Fund                194,818
                Balanced Fund                     375,377
                Mid Cap Fund                      500,922
                International Equity Fund         476,786
                Bond Fund For Income              261,410
                Quality Bond Fund                 307,146
                Government Securities Fund        148,706
                Municipal Bond Fund               179,473
                Ohio Tax Free Fund                517,679

Administrative Services Fee--Effective April 23, 1996, the Trust entered into an Administrative Services Agreement with Fifth Third Bank with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.0025% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts. For the year ended July 31, 1997, Fifth Third Bank waived fees in the following amounts:

                     Fund                      Fees Waived
                     ----                      -----------
                Quality Growth Fund                $3,191
                Equity Income Fund                     47
                Balanced Fund                       1,252
                Mid Cap Fund                          817
                International Equity Fund             268
                Bond Fund For Income                   19
                Quality Bond Fund                     482
                Government Securities Fund            173
                Municipal Bond Fund                    62
                Ohio Tax Free Fund                    171

Transfer and Dividend Disbursing Agent, Fund Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank sub-contracts the execution of the transfer and dividend disbursing agent functions to a non-affiliated entity. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Fifth Third Bank also maintains the Funds' portfolio accounting records for which it receives a fee except with respect to the International Equity Fund. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. BISYS Fund Services provides portfolio accounting services for the International Equity Fund for a fee based on average net assets for the period.

Fifth Third Bank is the Funds' custodian (except the International Equity Fund, for which Morgan Stanley serves as custodian) for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. For the year ended July 31, 1997, Fifth Third Bank waived the following custodian fees:

                               Fund                       Fees Waived
                               ----                       -----------
                Quality Growth Fund                          $9,776
                Equity Income Fund                            1,102
                Balanced Fund                                 7,128
                Mid Cap Fund                                  7,368
                International Equity Fund                         0
                Bond Fund For Income                          1,556
                Quality Bond Fund                             5,136
                Government Securities Fund                    2,584
                Municipal Bond Fund                           1,446
                Ohio Tax Free Fund                            7,696

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies.

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--------------------------------------------------------------------------------


(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the year ended July 31, 1997, were as follows:


                Quality       Equity                      Mid      International
                Growth        Income       Balanced       Cap         Equity
                 Fund          Fund          Fund         Fund         Fund
             ------------  -----------   ------------  -----------  -----------
-----------
Purchases    $137,562,473  $14,855,353   $106,866,260  $75,495,591  $82,491,119
-----------
Sales        $105,006,916  $16,869,110   $102,828,869  $71,219,154  $77,563,486
-----------
                Bond Fund     Quality     Government    Municipal      Ohio
                   For         Bond       Securities      Bond       Tax Free
                  Income       Fund          Fund         Fund         Fund
               ------------ -----------  ------------  -----------  -----------
-----------
Purchases    $109,699,314  $155,213,090  $ 68,525,470  $30,272,563  $69,786,554
-----------
Sales        $101,203,588  $144,840,700  $ 72,982,587  $33,143,066  $81,797,055
-----------

(6) Concentration of Credit Risk

The Ohio Tax Free Fund invests a substantial proportion of its assets in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities. The Fund is more susceptible to factors adversely affecting issuers of Ohio municipal securities than a fund that is not concentrated in these issuers to the same extent.

The International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. The International Equity Fund has a relatively large concentration of securities invested in companies domiciled in Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting the Japanese companies than funds not so concentrated.

(7) Acquisition of Common Trust Funds

On January 27, 1997, the Equity Income Fund, Bond Fund For Income, and Municipal Bond Fund commenced operations by acquiring all of the assets in a tax-free exchange of the Fifth Third Bank Equity Fund, Fifth Third Bank Taxable Bond Fund, and the Fifth Third Bank Tax Free Bond Fund, respectively which were are all common trust funds maintained by affiliates of Fifth Third Bancorp. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:

                                           Equity                     Municipal
                                           Income      Bond Fund        Bond
                                            Fund       For Income       Fund
                                        ------------  ------------  ------------
          Shares Issued                    8,607,970    11,494,610     8,339,644
          Net Assets Acquired           $103,295,647  $137,938,291  $100,075,733
          Net Asset Value               $      12.00  $      12.00  $      12.00
          Unrealized Appreciation
           Acquired                     $ 29,473,455  $    762,886  $  1,440,477
          Net Assets Before
           Acquisition                  $          0  $          0  $          0

On September 27, 1997, the Quality Growth Fund, Mid Cap Fund, Government Securities Fund, and Ohio Tax Free Fund acquired all of the assets in a tax-free exchange of the Fifth Third Bank Equity Fund,

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--------------------------------------------------------------------------------

Fifth Third Bank Mid Cap Fund, Fifth Third Bank Government Securities Fund and the Fifth Third Bank Ohio Tax Free Fund, respectively which were all common trust funds maintained by affiliates of Fifth Third Bancorp. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:

                                                    Quality                       Government         Ohio
                                                     Growth         Mid Cap       Securities       Tax Free
                                                      Fund           Fund            Fund            Fund
                                                  ------------    -----------     -----------    ------------
          Shares Issued                              8,307,224      4,685,876       1,643,960      13,375,705
          Net Assets Acquired                     $115,390,218    $61,446,305     $15,781,925    $133,624,123
          Net Asset Value                         $      13.89    $     13.10     $      9.60    $       9.99
          Unrealized Appreciation Acquired        $ 32,538,671    $14,216,710     $    40,514    $  1,446,196
          Net Assets Before Acquisition           $152,798,380    $82,081,264     $32,098,865    $ 36,147,313

(8) Federal Income Tax Information (Unaudited)

The Trust designates the following eligible distributions for the dividends received deduction for corporations for the taxable year ended July 31, 1997:

                                                                              Distributions from
                                                              Dividend          Dividend Income
                                                               Income              per Share
                                                            ------------      ------------------
          Quality Growth Fund
            Investment A Shares                                $3,575,354       $     .086
            Investment C Shares                                    15,351             .004
          Equity Income Fund
            Investment A Shares                                 1,819,077             .140
            Investment C Shares                                       755             .095
          Balanced Fund
            Investment A Shares                                   822,034             .096
            Investment C Shares                                     6,525             .069
          Mid Cap Fund
            Investment A Shares                                 1,305,448             .037
            Investment C Shares                                     3,040               --

The Trust designates the following exempt-interest dividends for the year ended July 31, 1997:

                                                             Municipal Bond    Ohio Tax Free
                                                                  Fund             Fund
                                                             --------------    -------------
          Exempt-interest dividends:
            Investment A Shares                                $2,217,602       $6,309,126
            Investment C Shares                                     1,376            2,559
          Exempt-interest dividends per share:
            Investment A Shares                                      .266             .431
            Investment C Shares                                      .221             .359

For the year ended July 31, 1997, 100% of the exempt-interest income for the Ohio Tax Free Bond Fund was generated from Ohio municipal securities.

As of July 31, 1997, for federal income purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any:

                                               Amount       Expires
                                             ----------     -------

           Government Securities Fund        $1,100,088       2003
                                                948,699       2004

           Quality Bond Fund                    162,755       2002


Fountain Square Balanced Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                                   Year Ended July 31,
                                     --------------------------------------------
                                      1997     1996     1995     1994       1993*
                                     ------   ------   ------   ------     ------
Net asset value, beginning of
  period                             $11.75   $11.28   $ 9.70   $ 9.78     $10.00
-----------------------------------  ------   ------   ------   ------     ------
Income from investment operations
-----------------------------------
  Net investment income (loss)         0.27     0.27     0.28     0.26       0.20
-----------------------------------
  Net realized and unrealized gains
    (losses) on investments            4.06     0.47     1.57    (0.06)     (0.25)
-----------------------------------  ------   ------   ------   ------     ------
  Total from investment operations     4.33     0.74     1.85     0.20      (0.05)
-----------------------------------  ------   ------   ------   ------     ------
Less distributions
-----------------------------------
  Dividends to shareholders from net
    investment income                 (0.26)   (0.27)   (0.27)   (0.26)     (0.17)
-----------------------------------
  Distributions to shareholders from
    net realized gains on investment
    transactions                      (0.49)      --       --       --         --
-----------------------------------
  Distributions to shareholders in
    excess of net investment
    income (a)                           --       --       --    (0.02)        --
-----------------------------------  ------   ------   ------   ------     ------
    Total distributions               (0.75)   (0.27)   (0.27)   (0.28)     (0.17)
-----------------------------------  ------   ------   ------   ------     ------
Net asset value, end of period       $15.33   $11.75   $11.28    $9.70      $9.78
-----------------------------------  ======   ======   ======   ======     ======
Total return**                       38.45%    6.52%   19.37%    2.02%  (0.51%)(d)
-----------------------------------
Ratios to Average Net Assets
-----------------------------------
  Expenses                            1.00%    1.00%    1.00%    1.00%    1.00%(c)
-----------------------------------
  Net investment income (loss)        2.05%    2.31%    2.73%    2.64%    3.04%(c)
-----------------------------------
  Expense waiver/reimbursement (b)    0.40%    0.06%    0.06%    0.06%    0.08%(c)
-----------------------------------
Supplemental data
-----------------------------------
  Net assets, end of period
    (000 omitted)                  $122,765  $92,808  $58,075  $59,363    $60,168
-----------------------------------
  Portfolio turnover rate (e)          101%      61%      58%      53%        30%
-----------------------------------
  Average commission rate paid (f)  $0.0240  $0.0062       --       --         --
-----------------------------------

  * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

 ** Based on net asset value, which does not reflect the sales load.

(a) These distributions did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Annualized.

(d) Not annualized.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Mid Cap Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                 Year Ended July 31,
                                    --------------------------------------------
                                     1997     1996     1995     1994       1993*
                                    ------   ------   ------   ------     ------
Net asset value, beginning of
  period                            $12.60   $12.59   $10.10    $9.68     $10.00
----------------------------------  ------   ------   ------   ------     ------
Income from investment operations
----------------------------------
  Net investment income (loss)        0.02     0.06     0.08     0.06       0.06
----------------------------------
  Net realized and unrealized gains
    (losses) on investments           5.55     0.11     2.48     0.43      (0.33)
----------------------------------  ------   ------   ------   ------     ------
  Total from investment operations    5.57     0.17     2.56     0.49      (0.27)
----------------------------------  ------   ------   ------   ------     ------
Less distributions
----------------------------------
  Dividends to shareholders from
    net investment income            (0.02)   (0.07)   (0.07)   (0.07)     (0.05)
----------------------------------
  Dividends to shareholders in
    excess of net investment income  (0.02)      --       --       --         --
----------------------------------  ------   ------   ------   ------     ------
  Distributions to shareholders
    from net realized gains on
    investment transactions          (1.15)   (0.09)      --       --         --
----------------------------------  ------   ------   ------   ------     ------
  Total distributions                (1.19)   (0.16)   (0.07)   (0.07)     (0.05)
----------------------------------  ------   ------   ------   ------     ------
Net asset value, end of period      $16.98   $12.60   $12.59   $10.10      $9.68
----------------------------------  ======   ======   ======   ======     ======
Total return**                      47.17%    1.27%   25.45%    5.07%  (2.73%)(c)
----------------------------------
Ratios to Average Net Assets
----------------------------------
  Expenses                           1.00%    1.00%    1.00%    1.00%    0.99%(b)
----------------------------------
  Net investment income (loss)       0.10%    0.42%    0.77%    0.60%    0.88%(b)
----------------------------------
  Expense waiver/reimbursement (a)   0.37%    0.06%    0.18%    0.33%    0.40%(b)
----------------------------------
Supplemental data
----------------------------------
  Net assets, end of period
    (000 omitted)                 $186,066  $72,663  $47,184  $30,210    $24,019
----------------------------------
  Portfolio turnover rate (d)          52%      54%      23%      44%        20%
----------------------------------
  Average commission rate paid (e) $0.0635  $0.0659       --       --        --
----------------------------------


  * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

 ** Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Bond For Income Fund
Financial Highlights -- Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                    Period
                                                    Ended
                                                   July 31,
                                                    1997*
                                                   --------
Net asset value, beginning of period                $12.00
---------------------------------------------     --------
Income from investment operations
---------------------------------------------
  Net investment income (loss)                        0.37
---------------------------------------------
  Net realized and unrealized gains (losses)
   on investments                                     0.18
---------------------------------------------     --------
  Total from investment operations                    0.55
---------------------------------------------     --------
Less distributions
---------------------------------------------
  Dividends to shareholders from net
   investment income                                 (0.36)
---------------------------------------------     --------
Net asset value, end of period                      $12.19
---------------------------------------------     --------
Total return**                                     4.64%(c)
---------------------------------------------
Ratios to Average Net Assets
---------------------------------------------
  Expenses                                         0.79%(b)
---------------------------------------------
  Net investment income (loss)                     6.08%(b)
---------------------------------------------
  Expense waiver/reimbursement(a)                  0.42%(b)
---------------------------------------------
Supplemental data
---------------------------------------------
  Net assets, end of period (000 omitted)         $157,108
---------------------------------------------
  Portfolio turnover rate(d)                        157%(b)
---------------------------------------------

 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of FOUNTAIN SQUARE FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Fountain Square Funds (comprising respectively, Fountain Square Ohio Tax Free Bond Fund, Fountain Square U.S. Government Securities Fund, Fountain Square Quality Bond Fund, Fountain Square Quality Growth Fund, Fountain Square Mid Cap Fund, Fountain Square Balanced Fund, Fountain Square Equity Income Fund, Fountain Square Bond Fund for Income, Fountain Square Municipal Bond Fund and Fountain Square International Equity
Fund) as of July 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended of the Fountain Square Ohio Tax Free Bond Fund, Fountain Square U.S. Government Securities Fund, Fountain Square Quality Bond Fund, Fountain Square Quality Growth Fund, Fountain Square Mid Cap Fund, Fountain Square Balanced Fund, and Fountain Square International Equity Fund, and for the period ended July 31, 1997 of the Fountain Square Equity Income Fund, Fountain Square Bond Fund for Income, Fountain Square Municipal Bond Fund and the financial highlights for the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Fountain Square Funds as of July 31, 1997, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the periods presented herein, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


Cincinnati, Ohio
September 12, 1997



                                      110